SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 21, 2004

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

             DELAWARE                       0-26483             94-3236309
(State or other jurisdiction of          (Commission        (I.R.S. Employer
 incorporation or organization)          File Number)     Identification Number)

            1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000

Item 5. Other Events and Regulation FD Disclosure.

      On May 21, 2004, VaxGen, Inc. issued a press release entitled, "VaxGen Appoints James M. Cunha as Permanent CFO".

      This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements. Not applicable

      (b)   Financial Information. Not applicable

      (c)   Exhibits.

Exhibit No.                   Description
-----------                   -----------

99.1        Press release dated May 21, 2004, entitled, "VaxGen Appoints James
            M. Cunha as Permanent CFO".

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     VaxGen, Inc.
                                                     (Registrant)


Dated: May 21, 2004                      By:        /s/ Lance K. Gordon
                                             -----------------------------------
                                             Lance K. Gordon
                                             President & Chief Executive Officer